                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                DECEMBER 19, 2002

                                TECO ENERGY, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           FLORIDA                        1-8180                 59-2052286
----------------------------         ----------------          -------------
(STATE OR OTHER JURISDICTION         (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)

         702 NORTH FRANKLIN STREET, TAMPA FLORIDA            33602
         ----------------------------------------            -----
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 228-4111

ITEM 5. OTHER EVENTS

      TECO Energy, Inc. (TECO Energy) is filing updated audited historical financial statements for the years ended December 31, 2001, 2000 and 1999 in connection with (1) the adoption of Statement of Financial Accounting Standards No. 142 , "Goodwill and Other Intangible Assets" (FAS 142), (2) the adoption of the consensus reached through the deliberations of Emerging Issues Task Force No. 02-03, "Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities" and (3) its announced intent to sell the TECO Coalbed Methane gas assets, requiring its reclassification as discontinued operations. Under Securities and Exchange Commission requirements for transitional disclosure, the reclassifications required by these events are required for previously issued annual financial statements for each of the three years shown in TECO Energy's last annual report on Form 10-K if those filings are incorporated by reference into subsequent filings with the SEC made under the Securities Act of 1933, as amended. TECO Energy is re-issuing these historical financial statements at this time in connection with the filing of a Registration Statement on Form S-3 relating to the registration of securities for sale by TECO Energy from time to time and a Registration Statement on Form S-4 relating to the exchange of up to $380 million aggregate principal amount of 10.50% Notes due December 1, 2007 for up to $380 million aggregate principal amount of 10.50% Notes due December 1, 2007, issued on November 20, 2002 in a Rule 144A offering.

This Current Report on Form 8-K updates only that information specifically stated herein. All other items of the Annual Report on Form 10-K for the year ended December 31, 2001 remain unchanged. No attempt has been made to update matters in that Form 10-K except to the extent expressly provided above.

This Current Report on Form 8-K should be read in connection with TECO Energy's other filings with the SEC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     23.1   Consent of Independent Certified Public Accountants

     99.1   Revised Audited Financial Statements for the years ended December
            31, 2001, 2000 and 1999 to reflect (1) the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other
            Intangible Assets" (FAS 142), (2) the adoption of the consensus reached through the deliberations of Emerging Issues Task Force No.
            02-03, "Issues Related to Accounting for Contracts Involved in
            Energy Trading and Risk Management Activities" and (3) TECO Energy's announced intent to sell the TECO Coalbed Methane gas assets, requiring its reclassification as discontinued operations.

     99.2   Investment considerations


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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TECO Energy, Inc.
                                                     ----------------------
                                                         (Registrant)



Dated: December 19, 2002                    By: /s/ G. L. GILLETTE
                                                -------------------------------
                                                        G. L. GILLETTE
                                                Senior Vice President - Finance
                                                  and Chief Financial Officer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION OF EXHIBITS
    23.1     Consent of Independent Certified Public Accountants                     5

    99.1     Revised Audited Financial Statements for the years ended December      6-36
             31, 2001, 2000 and 1999 to reflect (1) the adoption of Statement of
             Financial Accounting Standards No. 142, "Goodwill and Other
             Intangible Assets" (FAS 142), (2) the adoption of the consensus reached through the deliberations of Emerging Issues Task Force No.
             02-03, "Issues Related to Accounting for Contracts Involved in
             Energy Trading and Risk Management Activities" and (3) TECO
             Energy's announced intent to sell the TECO Coalbed Methane gas assets, requiring its reclassification as discontinued operations.

    99.2     Investment considerations                                             37-45


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